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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)______________________________ June 16, 1999
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FCC National Bank on behalf of First Chicago Master Trust II
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   (Exact name of registrant as specified in its charters)


United States of America                0-16337               51-0269396
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(State or other jurisdiction          (Commission           (IRS Employer
   of incorporation)                  File Number)       Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware 19801
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 (Address of principal executive office)                 (Zip Code)


Registrant's telephone number, including area code:  302-656-5020
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Item 5.  Other Events.
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On June 16, 1999, the closing of the sale of First Chicago Master Trust II
$750,000,000 Floating Rate Asset Backed Certificates Series 1999-X (the "Series 1999-X Certificates") pursuant to the Underwriting Agreement, dated June 7, 1999, and the Terms Agreement dated June 7, 1999, both between FCC National Bank (the "Bank") and Banc One Capital Markets, Inc., as representative of the several underwriters named therein, occurred. The Certificates were issued pursuant to the Series 1999-X Supplement, dated as of June 1, 1999 (the "Series 1999-X Supplement"), between the Bank, as seller and servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), to the Pooling and Servicing Agreement, dated as of June 1, 1990, (as amended, the "Pooling and Servicing Agreement"), between the Bank and the Trustee.


Item 7.  Financial Statements and Exhibits.
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(c)      Exhibits
         The exhibits listed below and attached hereto are hereby filed in connection with the Registrant's Registration Statement on Form S-3 (File No. 333-49625).

         Exhibit Number       Description of Exhibit
         --------------       ----------------------

              1.2 Underwriting Agreement dated June 7, 1999 between FCC National Bank and Banc One Capital Markets, Inc.

              4.29 Series 1999-X Supplement to Pooling and Servicing Agreement relating to the Series 1999-X Certificates.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FCC NATIONAL BANK
                              --------------------------------
                              (Registrant)


Date:  June 29, 1999          By /s/ Sharon A. Renchof
                              --------------------------------
                              Title:  Assistant Secretary
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                               INDEX TO EXHIBITS


Exhibit                 Description of                 Sequential Page
 Number                    Exhibit                         Number
--------                -----------------              ------------------

1.2              Underwriting Agreement between FCC
                 National Bank and Banc One Capital Markets, Inc.


4.29             Series 1999-X Supplement to Pooling and
                 Servicing Agreement relating to the Series
                 1999-X Certificates